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                                    [LETTERHEAD]




                                                                  EXHIBIT 23.1




                       CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement of our report dated May 14, 1999 included in Repligen Corporation's Form 10-K for the year ended March 31, 1999 and to all references to our Firm included in or made a part of this Registration Statement.


                                                /s/ Arthur Andersen LLP
                                                    ARTHUR ANDERSEN LLP


Boston, Massachusetts
June 25, 1999